UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007


                          VALASSIS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10991                 38-2760940
--------------------------------------------------------------------------------
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)


             19975 Victor Parkway, Livonia, MI                      48152
      -----------------------------------------------           ------------
          (Address of Principal Executive Offices)               (Zip Code)

                                 (734) 591-3000
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Items to be Included in this Report

Item 2.02  Results of Operations and Financial Condition

      On May 3, 2007, Valassis Communications, Inc. (the "Company") issued a press release, furnished a Current Report on Form 8-K and held a publicly webcast investor call announcing its financial results for the quarter ended March 31, 2007. As disclosed during the investor call, due to a clerical error, ADVO's revenues for the full quarter ended March 31, 2007 were incorrectly reported in the press release (in the fifth paragraph captioned "ADVO" under "Business Segment Discussion") as $355 million; the correct amount of revenues is $337.8 million. The percentage decrease from the same quarter a year ago was correctly reported in the press release as 4.8%.

      In addition, during the investor call, management noted that the 2007 outlook for adjusted EBITDA was approximately $255.0 million, rather than the range of $255.0 million to $265.0 million reported in the press release. Adjusted EBITDA is a non-GAAP financial measure as described in the schedule entitled "Reconciliation of Non-GAAP Measures" found at the end of the attached press release.

      Subsequently on May 3, 2007, the Company provided a revised press release, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated hereby by reference.

      The information in Item 2.02 of the Current Report and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Safe Harbor and Forward-Looking Statements
------------------------------------------
Certain statements found in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from the Company's existing competitors; new competitors in any of the Company's businesses; a shift in customer preference for different promotional materials, strategies or coupon delivery methods; an unforeseen increase in the Company's paper or postal costs; economic disruptions caused by terrorist activity, armed conflict or changes in general economic conditions; changes which affect the businesses of the Company's customers and lead to reduced sales promotion spending; challenges and costs of achieving synergies in connection with the ADVO acquisition and integrating ADVO's operations; or the ability of the Company to generate a sufficient amount of cash flow to meet its debt obligations. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.    Description
99.1           Press Release issued by Valassis Communications, Inc.
               dated May 3, 2007

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VALASSIS COMMUNICATIONS, INC.
                                     (Registrant)

Date:  May 3, 2007

                              By:    /s/Robert L. Recchia
                                     -------------------------------------------
                              Name:  Robert L. Recchia
                              Title: Executive Vice President and
                                     Chief Financial Officer

                                  Exhibit Index

Exhibit No.    Description
99.1           Press Release issued by Valassis Communications, Inc.
               dated May 3, 2007.